UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 12, 2010

Date of Report (Date of earliest event reported)

THE BLACK & DECKER CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-1553	52-0248090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 East Joppa Road Towson, Maryland	21286
(Address of principal executive offices)	(Zip Code)

(410) 716-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the closing of the Merger (as defined below), The Black & Decker Corporation (“Black & Decker”) terminated its $1.0 billion five-year senior unsecured revolving credit agreement (the “Black & Decker Credit Facility”) entered into on December 7, 2007, among Black & Decker and its subsidiaries, Black & Decker Luxembourg S.à r.l. and Black & Decker Luxembourg Finance S.C.A., and Citibank, N.A. as administrative agent, JPMorgan Chase Bank, N.A. as syndication agent, Bank of America, N.A., BNP Paribas and Commerzbank AG as documentation agents, and a syndicate of 13 lenders. In connection with terminating the Black & Decker Credit Facility, Black & Decker paid off its outstanding balance under the Black & Decker Credit Facility.

The Black & Decker Credit Facility provided for a maximum amount of borrowings of $1.0 billion. Black & Decker was authorized, not more than twice in any calendar year, to request that the lenders increase the maximum amount of permitted borrowings, provided that in no event could the amount of borrowings available under the Black & Decker Credit Facility exceed $1.5 billion.

At Black & Decker’s election, any borrowings under the Black & Decker Credit Facility bore interest either at the London interbank offered rate (LIBOR) plus an applicable margin or at the base rate. The base rate was equal to the higher of Citibank’s announced base rate or .50% above the federal funds rate. The Black & Decker Credit Facility provided that the interest rate margin over LIBOR, initially set at ..30%, increased or decreased based on changes in the ratings of Black & Decker’s long-term senior unsecured debt.

In addition to interest payable on the principal amount of indebtedness outstanding from time to time under the Black & Decker Credit Facility, Black & Decker was required to pay an annual facility fee, initially equal to .10% of the amount of the lenders’ aggregate commitments under the Black & Decker Credit Facility, whether used or unused. Black & Decker also was required to pay a utilization fee, initially equal to .05% per annum, applied to the outstanding balance when borrowings under the Black & Decker Credit Facility exceed 50% of the lenders’ aggregate commitments. The Black & Decker Credit Facility provided that both the facility fee and the utilization fee increased or decreased based on changes in the ratings of Black & Decker’s long-term senior unsecured debt.

The Black & Decker Credit Facility included usual and customary covenants. Events of default in the Black & Decker Credit Facility included payment defaults under the Black & Decker Credit Facility, failure to perform or observe terms, covenants or agreements included in the Black & Decker Credit Facility, default by Black & Decker under other indebtedness with a principal amount in excess of $75 million, the occurrence of one or more judgments or orders for the payment by Black & Decker of money in excess of $75 million, incurrence by Black & Decker or certain of its affiliates of ERISA liability in excess of $75 million, failure of Black & Decker to pay its debts as they come due, bankruptcy of Black & Decker, or a change of control (as defined in the Black & Decker Credit Facility) of Black & Decker.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 12, 2010, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of November 2, 2009 (the “Merger Agreement”), by and among Black & Decker, The Stanley Works (“Stanley”), and Blue Jay Acquisition Corp., a wholly owned subsidiary of Stanley (“Merger Sub”), Merger Sub merged with and into Black & Decker, with Black & Decker continuing as the surviving corporation and as a wholly owned subsidiary of Stanley (the “Merger”). As a result of the Merger, each outstanding share of common stock, par value $0.50 per share, of Black & Decker (the “Common Stock”), other than any shares of Common Stock owned by Stanley or Merger Sub (which were canceled as a result of the Merger), was converted into the right to receive 1.275 shares of common stock, par value $2.50 per share, of Stanley (and associated Series A Junior Participating Preferred Stock purchase rights), with cash paid in lieu of fractional shares. Following the completion of the Merger, the Common Stock, which traded under the symbol “BDK”, ceased to be listed on the New York Stock Exchange (the “NYSE”). Effective as of the effective time of the Merger, Stanley changed its name to “Stanley Black & Decker, Inc.”

The foregoing description of the Merger and the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement. The above description is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Black & Decker’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2009. The press release announcing the completion of the Merger is incorporated herein by reference to Exhibit 99.2 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010. The information set forth in Items 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Credit Facility

On March 12, 2010, Stanley entered into a 364-Day Credit Agreement (the “Credit Agreement”) with Black & Decker, as Subsidiary Guarantor, and each of the initial lenders named therein, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Lead Arrangers and Bookrunners, and Bank of America, N.A., as Syndication Agent, to obtain extensions of credit and revolving commitments aggregating $700 million (the “Credit Facility”).

Borrowings under the Credit Facility bear interest at a floating rate or rates equal to, at the option of Stanley, the Eurocurrency rate or the prime rate, plus a margin specified in the Credit Agreement for Eurocurrency rate advances. A certain amount of the borrowings may be made in Euros or Pounds Sterling by certain designated subsidiaries of Stanley.

Stanley must repay all advances by the earlier of (i) March 11, 2011 or (ii) the date of termination in whole, at the election of Stanley, of the commitments by the lenders under the Credit Facility, pursuant to the terms of the Credit Agreement. The Credit Agreement provides Stanley with the right to request prior to the Termination Date to convert all outstanding Advances to a term loan with a maturity date no later than March 11, 2012, as determined by Stanley as long as certain conditions specified in the Credit Agreement are satisfied. Stanley may be required to prepay any borrowings under the Credit Facility upon a change of control. The Credit Facility contains customary events of default. If an event of default occurs and is continuing, Stanley might be required to repay all amounts outstanding under the Credit Facility. The Credit Agreement provides for a guaranty by Black & Decker of all obligations under the Credit Agreement.

The description contained herein is a summary of certain material terms of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement, which is incorporated herein by reference to Exhibit 10.4 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010.

Subsidiary Guaranty of Amended and Restated Credit Agreement

In connection with the Merger, on March 12, 2010, Black & Decker entered into a Subsidiary Guaranty in favor of the administrative agent and the lenders under the Amended and Restated Credit Agreement, dated as of February 27, 2008, among Stanley, the lenders party thereto, and Citibank, N.A., as administrative agent, as amended (the “Existing Credit Agreement”) guarantying the obligations of Stanley and its subsidiaries pursuant to the Existing Credit Agreement.

The description contained herein is a summary of certain material terms of the Subsidiary Guaranty and is qualified in its entirety by reference to the Subsidiary Guaranty, which is attached as Exhibit 4.1 and incorporated herein by reference.

Cross-Guarantees

In connection with the Merger, on March 12, 2010, Stanley and Black & Decker entered into supplemental indentures (the “Supplemental Indentures”) providing for (i) senior unsubordinated guarantees by Black & Decker (the “Black & Decker Guarantees”) of Stanley’s existing notes described below and (ii) senior unsubordinated guarantees by Stanley (the “Stanley Guarantees”) of Black & Decker’s existing notes described below.

The Stanley Guarantees are in respect of:

•	Black & Decker’s 5.75% Notes due 2016;

•	Black & Decker’s 8.95% Notes due 2014;

•	Black & Decker’s 4.75% Notes due 2014;

•	Black & Decker’s 7.125% Notes due 2011; and

•	7.05% Notes due 2028 issued by Black & Decker Holdings, LLC (formerly Black & Decker Holdings Inc.), an indirect wholly owned subsidiary of Black & Decker.

The Black & Decker Guarantees are in respect of:

•	$250,000,000 aggregate principal amount of Stanley’s 6.15% Notes due October 1, 2013 (the “Stanley 2013 Notes”);

•	$200,000,000 aggregate principal amount of Stanley’s 4.9% Notes due November 1, 2012 (the “Stanley 2012 Notes”);

•	$320,000,000 aggregate principal amount of Stanley’s Convertible Notes due May 17, 2012 (the “Stanley Convertible Notes”); and

•

$200,000,000 aggregate principal amount of Stanley’s 5.0% Notes due March 15, 2010 (the “Stanley 2010 Notes” and, together with the Stanley 2013 Notes, the Stanley 2012 Notes and the Stanley Convertible Notes, the “Stanley Notes”).

Each of the Stanley Notes was issued under an Indenture, dated as of November 1, 2002, between Stanley and The Bank of New York Mellon Trust Company, as successor trustee to JPMorgan Chase Bank, N.A. (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of March 20, 2007, as further supplemented by each officers’ certificate establishing the terms of the Stanley Notes, other than the Stanley Convertible Notes (the Base Indenture, as so supplemented, the “Stanley Indenture”).

The Black & Decker Guarantees are unsecured obligations of Black & Decker, ranking equal in right of payment with all Black & Decker’s existing and future unsecured and unsubordinated indebtedness. Interest on each series of the Stanley Notes, other than the Stanley Convertible Notes is payable semi-annually. Each of the Stanley Notes rank equally with all of Stanley’s other unsecured and unsubordinated indebtedness.

The Stanley Indenture contains certain negative covenants that limit Stanley’s ability and the ability of certain of its subsidiaries to incur certain liens, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of Stanley’s assets. The Stanley Indenture provides for customary events of default, including a failure by Stanley to pay the principal of, premium, if any, interest or additional amounts, if any, on any indebtedness in excess of $10,000,000, or acceleration of the maturity of such indebtedness in such amounts. In addition, each of the Stanley Notes, other than the Stanley Convertible Notes, are redeemable, in whole or in part, at the issuer’s option, at the redemption price set forth in the applicable officers’ certificate.

With respect to the Stanley 2013 Notes, upon the occurrence of a change of control triggering event, unless Stanley has exercised its option to redeem such notes as described above, Stanley will be required to make an offer to repurchase all outstanding Stanley 2013 Notes at a price in cash equal to 101% of the principal amount of such notes, in both cases plus any accrued and unpaid interest to, but not including, the purchase date.

The Stanley Convertible Notes were issued together with a forward common stock purchase contract (an “Equity Purchase Contract”) as Stanley’s Equity Units.

The Equity Purchase Contracts obligate the holders to purchase, on May 17, 2010, newly issued shares of Stanley’s common stock for $320.0 million in cash. A maximum of 5.9 million shares of Stanley’s common stock may be issued on the May 17, 2010 settlement date, subject to adjustment for standard anti-dilution provisions. Equity Purchase Contract holders may elect to settle their obligation early, in cash.

At maturity, Stanley is obligated to repay the principal of the Stanley Convertible Notes in cash, and may elect to settle the conversion option value, if any, in either cash or shares of Stanley’s common stock. The Stanley Convertible Notes bear interest at an annual rate of 3-month LIBOR minus 3.5%, reset quarterly (but never less than zero), and initially set at 1.85%. Interest is payable quarterly. The Stanley Convertible Notes are pledged as collateral to guarantee the holders’ obligations to purchase common stock under the terms of the Equity Purchase Contract.

Stanley is obligated to remarket the Stanley Convertible Notes commencing on May 10, 2010 to the extent that holders of the Convertible Note element of an Equity Unit or holders of separate Stanley Convertible Notes elect to participate in the remarketing. Holders of Equity Units who elect to have the Convertible Note element of these units not participate in the remarketing must create a Treasury Unit (replace the Stanley Convertible Notes with a zero-coupon U.S. Treasury security as substitute collateral to guarantee their performance under the Equity Purchase Contract), settle the Equity Purchase Contract early or settle it in cash prior to May 17, 2010. Upon a successful remarketing, the proceeds will be utilized to satisfy in full the Equity Unit holders’ obligations to purchase Stanley’s common stock under the Equity Purchase Contract. In the event the remarketing of the Stanley Convertible Notes is not successful, the holders may elect to pay cash or to deliver the Stanley Convertible Notes to Stanley as consideration to satisfy their obligation to purchase common shares under the Equity Purchase Contract.

The conversion premium for the Stanley Convertible Notes is 18.9%, equivalent to the conversion price of $64.50 based on the $54.23 value of Stanley’s common stock. Upon conversion on May 17, 2012 (or a cash merger event), Stanley will deliver to each holder of the Stanley Convertible Notes $1,000 cash for the principal amount of the note. Additionally at conversion, to the extent, if any, that the conversion option is “in the money,” Stanley will deliver, at its election, either cash or shares of Stanley’s common stock based on an initial conversion rate of 15.4944 shares (equivalent to the conversion price set at $64.50) and the applicable market value of Stanley’s common stock. The ultimate conversion rate may be increased above 15.4944 shares in accordance with standard anti-dilution provisions applicable to the Stanley Convertible Notes or in the event of a cash merger. An increase in the ultimate conversion rate will apply if Stanley increases the per share common stock dividend rate during the five year term of the Stanley Convertible Notes; accordingly such changes to the conversion rate are within Stanley’s control under its discretion regarding dividends it may declare. Also, the holders may elect to accelerate conversion, and “make whole” adjustments to the conversion rate may apply, in the event of a cash merger or “fundamental change.” Subject to the foregoing, if the market value of Stanley’s common shares is below the conversion price at conversion, (set at a rate equating to $64.50 per share), the conversion option would be “out of the money” and Stanley would have no obligation to deliver any consideration beyond the $1,000 principal payment required under each of the Stanley Convertible Notes.

The foregoing description of the Supplemental Indentures and the Stanley Indenture, including the related officers’ certificates, is not complete and is qualified in its entirety by reference to the full and complete terms of (a) the Supplemental Indentures, which are incorporated herein by reference to Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010; (b) the Stanley Base Indenture (incorporated by reference to Exhibit 4(vi) to Stanley’s Annual Report on Form 10-K for the year ended December 28, 2002); (c) the Stanley Certificate of Designated Officers establishing Terms of 3 1/2% Series A Senior Notes due 2007, 4 9/10% Series A Senior Notes

due 2012, 3 1/2% Series B Senior Notes due 2007 and 4 9/10% Series B Senior Notes due 2012 (incorporated by reference to Exhibit 4(ii) to Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2003); (d) the Stanley Officers’ Certificate relating to the 6.15% Notes due 2013 (incorporated by reference to Exhibit 4.1 to Stanley’s Current Report on Form 8-K dated September 29, 2008); (e) the Stanley Form of Officer’s Certificate, dated March 20, 2006, relating to the 5.00% Notes due 2010 (incorporated by reference to Exhibit 4.8 to Stanley’s Current Report on Form 8-K dated March 23, 2007); and (f) the Stanley Supplemental Indenture No. 1, dated as of March 20, 2007, between The Stanley Works and The Bank of New York Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 to Stanley’s Current Report on Form 8-K dated March 23, 2007).

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, Black & Decker requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE. Additionally, Black & Decker intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting the termination of registration under Section 12(g) and suspension of reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modifications to Rights of Security Holders.

As a result of the Merger, the Common Stock (other than any shares of Common Stock owned by Stanley or Merger Sub, which were canceled as a result of the Merger) was converted into the right to receive 1.275 shares of common stock, par value $2.50 per share, of Stanley (and associated Series A Junior Participating Preferred Stock purchase rights), with cash paid in lieu of fractional shares. Upon the effective time of the Merger, holders of Common Stock immediately prior to the effective time of the merger ceased to have any rights as stockholders in Black & Decker (other than the right to receive the merger consideration). Following the completion of the Merger, the Common Stock, which traded under the symbol “BDK” on the NYSE, ceased to be listed on the NYSE. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

The information set forth in Item 2.03 of this Current Report on Form 8-K relating to the Stanley Guarantees is incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, Black & Decker became a wholly owned subsidiary of Stanley and, accordingly, a change in control of Black & Decker occurred. The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01. Stanley funded cash paid in lieu of fractional shares of Stanley common stock in the Merger through its cash on hand. To the knowledge of Black & Decker, there are no arrangements, including any pledge by any person of securities of Black & Decker or Stanley, the operation of which may at a subsequent date result in a further change of control of Black & Decker.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger, each of the eleven directors of Black & Decker—Nolan D. Archibald, Norman R. Augustine, Barbara L. Bowles, George W. Buckley, M. Anthony Burns, Kim B. Clark, Manuel A. Fernandez, Benjamin H. Griswold, IV, Anthony Luiso, Robert L. Ryan and Mark H. Willes—ceased to be directors of Black & Decker as of the effective time of the Merger.

All of the named executive officers of Black & Decker will be terminated as officers of Black & Decker on March 12, 2010.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, Black & Decker’s charter was amended in its entirety. The Amended and Restated Charter of Black & Decker is attached as Exhibit 3.1 and incorporated herein by reference.

Pursuant to the terms of the Merger Agreement and by action of the board of directors of Black & Decker, the bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger became the bylaws of Black & Decker as of the effective time of the Merger, except that references to the name of Merger Sub were replaced with references to the name of Black & Decker. The bylaws of Black & Decker are attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of November 2, 2009, among The Black & Decker Corporation, The Stanley Works and Blue Jay Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Black & Decker’s Current Report on Form 8-K, filed with the SEC on November 3, 2009).

3.1	Amended and Restated Charter of The Black & Decker Corporation.

3.2	Bylaws of The Black & Decker Corporation.

4.1	364-Day Credit Agreement dated as of March 12, 2010, among Stanley Black & Decker, Inc., The Black & Decker Corporation, as Subsidiary Guarantor, and each of the initial lenders named therein, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Lead Arrangers and Book runners, and Bank of America, N.A., as Syndication Agent (incorporated by reference to Exhibit 10.4 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.2	Subsidiary Guaranty dated March 12, 2010 by The Black & Decker Corporation in favor of the Administrative Agent and the Lenders.

4.3	Second Supplemental Indenture dated as of March 12, 2010 to the Indenture dated as of November 1, 2002 between The Stanley Works and The Bank of New York Mellon Trust Company, as successor trustee to JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 4.1 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.4	Third Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of November 16, 2006 between The Black & Decker Corporation and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.2 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.5	First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of October 18, 2004 between The Black & Decker Corporation and the Bank of New York as trustee (incorporated by reference to Exhibit 4.3 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.6	First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of June 5, 2001 between The Black & Decker Corporation and the Bank of New York, as trustee (incorporated by reference to Exhibit 4.4 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.7	First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of June 26, 1998, by and among Black & Decker Holdings, Inc., as issuer, The Black & Decker Corporation, as guarantor and The First National Bank of Chicago, as trustee (incorporated by reference to Exhibit 4.5 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

4.8	Indenture, dated as of November 1, 2002 between the Company and JPMorgan Chase Bank, as trustee, defining the rights of holders of 3 1/2% Notes Due November 1, 2007 and 4 9/10% Notes due November 1, 2012 (incorporated by reference to Exhibit 4(vi) of Stanley’s Annual Report on Form 10-K for the year ended December 28, 2002).

4.9	Stanley Certificate of Designated Officers establishing Terms of 3 1/2% Series A Senior Notes due 2007, 4 9/ 10% Series A Senior Notes due 2012, 3 1/2% Series B Senior Notes due 2007 and 4 9/10% Series B Senior Notes due 2012 (incorporated by reference to Exhibit 4(ii) to Stanley’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2003).

4.10	Stanley Officers’ Certificate relating to the 6.15% Notes due 2013 (incorporated by reference to Exhibit 4.1 to Stanley’s Current Report on Form 8-K dated September 29, 2008).

4.11	Stanley Form of Officer’s Certificate, dated March 20, 2006, relating to the 5.00% Notes due 2010 (incorporated by reference to Exhibit 4.8 to Stanley’s Current Report on Form 8-K dated March 23, 2007).

4.12	Supplemental Indenture No. 1, dated as of March 20, 2007, between The Stanley Works and The Bank of New York Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 to Stanley’s Current Report on Form 8-K dated March 23, 2007).

99.1	Press release dated March 12, 2010, announcing the completion of the Merger (incorporated by reference to Exhibit 99.2 of Stanley Black & Decker, Inc.’s Current Report on Form 8-K filed with the SEC on March 12, 2010).

THE BLACK & DECKER CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION

By:	/s/ CHARLES E. FENTON
Charles E. Fenton
Senior Vice President and General Counsel

Date: March 12, 2010